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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 5, 2003


                              NEOPROBE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                    0-26520                  31-1080091
------------------     ----------------------      -------------------
(STATE OR OTHER        (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                       IDENTIFICATION
INCORPORATION OR                                         NUMBER)
ORGANIZATION)


                        425 Metro Place North, Suite 300
                              Columbus, Ohio 43017
                                 (614) 793-7500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit No.                          Description

         99                     Neoprobe Corporation press release dated
                                November 5, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         On November 5, 2003, Neoprobe Corporation (the "Company") issued a press release regarding the interview of David C. Bupp, the Company's President and Chief Executive Officer by Wall Street Reporter, an online business news service. A copy of the Company's press release is furnished as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

            The information in this Current Report on Form 8-K, including
Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

         Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company's plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company's products, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company's limited revenues, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and exclusive distributor, uncertainty of market acceptance, competition, limited marketing and manufacturing experience, and other risks detailed in the Company's most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NEOPROBE CORPORATION


Date: November 5, 2003          By:  /s/Brent L. Larson
                                   --------------------------
                                   Brent L. Larson
                                   Vice President, Finance and Chief
                                   Financial Officer

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                                  EXHIBIT INDEX


              Exhibit No.                            Description

                  99                        Neoprobe Corporation press release
                                            dated November 5, 2003.